MAINSTAY GROUP OF FUNDS

Supplement dated June 4, 2009 (“Supplement”) to the Prospectus for
MainStay Income and Blended Funds dated March 2, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-referenced Prospectus.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.      MainStay Intermediate Term Bond Fund

Effective August 1, 2009, the third paragraph under the section entitled “Principal Risks” on page 47 of the Prospectus is hereby deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high-yield debt securities (“junk bonds”), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Moreover, such securities may, under certain circumstances be less liquid than higher rated debt securities. Because of the increased risk, high-yield securities pay investors a premium—a higher interest rate or yield—than higher quality debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

2.      MainStay Balanced Fund

Effective immediately, the section entitled “Investment Process” beginning on page 80 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Process
The Fund generally invests in dividend-paying, mid-capitalization stocks that the Subadvisor determines are value stocks.  The Fund may also invest in large capitalization stocks that the Subadvisor determines are value stocks.  “Value” stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “underpriced” relative to the rest of the Fund’s universe.

The Subadvisor’s security selection process is based upon return forecasts that are developed using a multi-factor model that includes such variables as price momentum, shifts in analyst sentiment, various valuation metrics, and estimates of credit-worthiness.  The Fund is constructed to maximize these individual return forecasts while also complying with risk containment measures and ensuring that, in aggregate, the portfolio is positioned as desired in terms of average capitalization and style orientation.  Under normal conditions, the Manager and Subadvisor keep the Fund fully invested rather than taking temporary cash positions with respect to their portions of the Fund’s assets.

Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding compared to small-capitalization stocks. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index, the S&P MidCap 400® Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

The Subadvisor will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund also invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration.  The fixed income portion of the Fund has an intermediate term duration which ranges from three to five years.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

The Fund may lend its portfolio securities and may invest:

•	up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality; and
•	in mortgage-related and asset-backed securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages.  These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

3.      Effective immediately, under the section entitled “Portfolio Managers” beginning on page 151 of the Prospectus, the portfolio manager listing for the MainStay Money Market Fund is revised to read “David Clement and Thomas J. Girard.”

4.      Effective immediately, under the section entitled “Portfolio Manager Biographies” beginning on page 152 of the Prospectus, the biography of Jeffrey H. Saxon is removed and the biographies of Claude Athaide, PhD, CFA, Robert H. Dial, Tony H. Elavia, Thomas J. Girard, Gary Goodenough and Donald F. Serek are revised as follows:

Claude Athaide, PhD, CFA
Mr. Athaide became a portfolio manager of the MainStay Short Term Bond Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.

Robert H. Dial
Robert Dial is a managing director in New York Life Investments’ Fixed Income Investors Group and head of Public High Yield, Bank Loan, and Emerging Markets Debt strategies. In this capacity, he oversees more than $10 billion of investments managed in institutional portfolios, mutual funds, and collateralized loan obligation structures. Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception. Mr. Dial joined New York Life Investments in 2001. Prior to joining New York Life Investments, Mr. Dial worked at Fleet Securities, where he was responsible for originating, structuring, distributing, and investing in non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and Chase Manhattan, where he completed Chase’s formal credit training program. He also previously worked at KPMG. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Tony H. Elavia
Mr. Elavia became a portfolio manager of the MainStay Balanced Fund and the MainStay Income Manager Fund in 2004. He is Chief Executive Officer and Chief Investment Officer of Madison Square Investors. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining New York Life Investments in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PhD and MA in Economics from the University of Houston and a MS and BC from the University of Baroda in Vadodara, India.

Thomas J. Girard
Mr. Girard became a portfolio manager of the MainStay Money Market Fund and MainStay Cash Reserves Fund in March 2009 and the MainStay Balanced Fund in October 2008. He has also served as a portfolio manager of the MainStay Income Manager Fund and the MainStay Indexed Bond Fund since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a BS from St. John Fisher College and an MBA from Fordham University. Mr. Girard is a Certified Public Accountant.

Gary Goodenough
Mr. Goodenough became a portfolio manager of the MainStay Government Fund, MainStay Short Term Bond Fund and the MainStay Total Return Fund in 2000, the MainStay Global High Income Fund in 2003 and the MainStay Diversified Income Fund and MainStay Intermediate Term Bond Fund in 2008. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

Donald F. Serek
Mr. Serek became a portfolio manager of the MainStay Indexed Bond Fund in 2004, when he joined New York Life Investments as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY GROUP OF FUNDS

MainStay Intermediate Term Bond Fund

Supplement dated June 4, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the SAI for the MainStay Intermediate Term Bond Fund (the “Fund”), a series of Eclipse Funds Inc., a Maryland corporation.  You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

Effective August 1, 2009, under the section entitled “Non-Fundamental Investment Restrictions” beginning on page 22 of the SAI, under the sub-section entitled “Eclipse Funds Inc.” beginning on page 24, item number 5 is hereby deleted and replaced with the following:

“5.  The MainStay Intermediate Term Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P or Baa3 by Moody’s) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.